Exhibit 10.27

FORM OF

RESTRICTED STOCK UNIT AGREEMENT

PURSUANT TO THE

AMENDED AND RESTATED RED VIOLET, INC. STOCK INCENTIVE PLAN

THIS AGREEMENT (“Agreement”) is made between Red Violet, Inc. (“Company”), a Delaware corporation and the participant included in Section 1(b) below (the “Participant”). Capitalized terms not defined herein shall have the meaning ascribed thereto in the Amended and Restated Red Violet, Inc. Stock Incentive Plan, as amended (the “Plan”). This Agreement shall be effective as of the date included in Section 1(a) below (“Effective Date”).

CONFIDENTIALITY: THE TERMS OF THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, THE NUMBER OF SHARES AWARDED AND THE VESTING SCHEDULE, ARE CONFIDENTIAL AND SHALL NOT BE DISCLOSED BY THE PARTICIPANT TO ANY COMPANY EMPLOYEE OR CONTRACTOR.

1, Award.

(a) Effective Date: January 9, 2026

(b) Participant:

(c) Number of Shares: [***]

(d) Shares. Pursuant to the Plan, the Company hereby grants to the Participant the right to receive the number of shares listed in Section 1(c) (the “Number of Shares Awarded”) of the Company’s Common Stock upon the satisfaction of certain conditions (the “Restricted Stock Units”). Shares of the Company’s Common Stock shall be issued only upon vesting of the Restricted Stock Units and only upon the satisfaction of the terms and conditions set forth herein and in the Plan (such shares shall be referred to hereafter as the “Award Stock”).

(e) Plan Incorporated. Participant acknowledges receipt of a copy of the Plan, and agrees that this award of Restricted Stock Units shall be subject to all of the terms and conditions set forth in the Plan, including future amendments thereto, if any, pursuant to the terms thereof, which Plan is incorporated herein by reference as a part of this Agreement.

2. Restricted Stock Units. Participant hereby accepts the Restricted Stock Units when issued and agrees as follows:

(a)
Vesting. Except as otherwise provided for in the Plan, the Employment Agreement (as hereinafter defined), and this Agreement, the Restricted Stock Units shall not vest unless the Participant continues to provide services to the Company either as an employee, director or consultant on the last date of the month that the Performance Criteria is met, and until the Company has, for any period in which the Restricted Stock Units are outstanding but on or before March 31, 2030, achieved both of the following: (i) "gross revenue" (determined in accordance with GAAP and consistent with the Company's past practice) in excess of $[***] during a rolling 12-month period, and (ii) positive adjusted EBITDA Margin equal to or greater than [***]%, as determined consistent with the Company’s past practice (collectively, (i-ii), the “Performance Criteria”).

(b) Termination of Employment or Other Service; Change in Control.

(i) General. Except as otherwise provided in this Agreement, if Participant’s employment or other service with the Company terminates, all Restricted Stock Units unvested at the time of termination shall expire and be forfeited immediately and returned to the Company.

(ii) Death. In the event that the Participant dies while in the employment or other service of the Company, all Restricted Stock Units which have not vested on the date of death shall immediately vest.

(iii) Disability. In the event that the Participant’s employment or other service with the Company is terminated by reason of Disability, the Committee may, in its sole discretion, provide that Restricted Stock Units which have not vested on the date of such termination shall immediately vest.

(iv) Change in Control. In the event of a Change in Control, all Restricted Stock Units which have not vested on the date of such Change in Control shall vest in accordance with Exhibit A hereto.

(c) Transferability. The Restricted Stock Units may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of unless the Plan so provides.

(d) Distribution. Within 10 business days of the Company determining it has satisfied the Performance Criteria, the Company’s CFO shall provide a certification to the Company’s Compensation Committee (the “CFO Certification") that the Performance Criteria have been met and the name of each employee, director or consultant as of the last day of the prior month who have equity awards subject to the Performance Criteria. The Company shall, deliver a certificate evidencing shares of Award Stock to the Participant, direct its transfer agent to register such shares in book entry form or directly to the Participant consistent with applicable laws. Notwithstanding the foregoing, if some or all of the Restricted Stock Units vest due to: (i) a Change in Control, the certificate evidencing such shares of Award Stock shall be delivered immediately upon the Change in Control, or (ii) a termination of employment due to death or Disability, the certificate evidencing such shares of Award Stock shall be delivered within thirty (30) days following such termination of employment. For the avoidance of doubt, except in the event of an earlier death under Section 2(b)(ii), Disability under 2(b)(iii), or a Change in Control under 2(b)(iv) of this Agreement, the Company must achieve the Performance Criteria no later than March 31, 2030 to vest in the shares of the Award Stock under this Agreement.

3. Withholding. To the extent that this Award or the delivery of any Award Stock causes the Participant to be subject to any tax withholding obligations, the Participant shall meet such obligations as provided for in the Plan.

4. Status as a Shareholder. Unless otherwise provided in the Plan, Participant shall have no rights of a shareholder with respect to the Restricted Stock Units until the Award Stock is issued to him or her pursuant to Section 2 above.

5. Committee’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent delegated, in its delegate pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Restricted Stock Units.

6. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Participant.

7. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

8. Miscellaneous.

(a) Provisions of Plan and Other Agreements Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Board and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly. Notwithstanding the foregoing, except with respect to the vesting conditions outlined in Section 2(b)(iv) and Exhibit A of this Agreement, in the event of any conflict between the terms of this Agreement and the terms of the Employment Agreement between the Company and the Participant dated _____, as amended (the “Employment Agreement”), the terms of the Employment Agreement shall prevail.

(b) No Third‑Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the parties and their respective successors and permitted assigns.

(c) Section 409A Compliance. It is intended that all compensation payable pursuant to this Agreement are exempt from or, alternatively, comply with Section 409A of the Code (and any legally binding guidance promulgated under Section 409A of the Code, including, without limitation, the Final Treasury Regulations) ("Code Section 409A"), and this Agreement will be interpreted, administered and operated accordingly. In the event that any provision of this Agreement is inconsistent with Code Section 409A or such guidance, then the applicable provisions of Code Section 409A shall supersede such inconsistent provision. Notwithstanding the foregoing, in no event will any of Company, its parent, or their respective subsidiaries, affiliates, or officers, directors, employees, or agents have any liability for failure of the form or operation of this Agreement to be exempt from or comply with Code Section 409A and none of the foregoing guarantees that the form or operation of this Agreement is exempt from or complies with Code Section 409A. For all purposes under Code Section 409A, Participant's right to receive any payments pursuant to this Agreement shall be treated as a right to receive a separate and distinct payment, and any payments to be made in installments shall be deemed to be a series of separate payments. Whenever a payment under this Agreement specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of Company. A termination of employment under this Agreement shall mean a “separation from service” under Code Section 409A. Notwithstanding any provisions of the Agreement to the contrary, to the extent the that Code Section 409A would cause an adverse tax consequence to the Participant, a Change in Control shall not be deemed to occur for purposes of this Agreement unless the Change in Control meets the definition ascribed to the phrase “Change in the Ownership or Effective Control of a Corporation or in the Ownership of a Substantial Portion of the Assets of a Corporation” under Treasury Department Regulation 1.409A-3(i)(5), as revised from time to time in either subsequent regulations or other guidance. Notwithstanding any other provision of this Agreement, if at the time of the Participant's termination of employment or service, the Participant is a "specified employee," determined in accordance with Code Section 409A, any payments and benefits provided under this Agreement that constitute "nonqualified deferred compensation" subject to Code Section 409A that are provided to the Participant on account of a separation from service shall not be paid until the first payroll date to occur following the six-month anniversary of the Participant's termination date ("Specified Employee Payment Date"). The aggregate amount of any payments that would otherwise have been made during such six-month period shall be paid in a lump sum on the Specified Employee Payment Date without interest and thereafter, any remaining payments shall be paid without delay in accordance with their original schedule. If the Participant dies before the Specified Employee Payment Date, any delayed payments shall be paid to the Participant's estate in a lump sum within 30 days of the Participant's death.

(d) Entire Agreement; Amendments. This Agreement (including the documents and exhibits referred to herein) and the Plan constitutes the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, that may have related in any way to the subject matter hereof. This Agreement may not be amended, supplemented, or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment, supplement, or modification is sought.

(e) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and the Participant has executed this Agreement, all as of the date first above written.

RED VIOLET, INC.

By:

Name:

Title:

Date: January 9, 2026

[ ]

____________________________________

Date: January 9, 2026

[Signature Page to $[***] PRSU Agreement Dated January 9, 2026]

EXHIBIT A

VESTING ON CHANGE IN CONTROL

In the event of a Change in Control, all Restricted Stock Units which have not vested on the date of such Change in Control shall vest as follows:

•
If the Company experiences a Change in Control and the enterprise value is $[***] or more but less than $[***], [***]% of the Restricted Stock Units which have not vested on the date of the consummation of such Change in Control shall immediately vest (and the remaining unvested Restricted Stock Units shall be automatically forfeited);
•
If the Company experiences a Change in Control and the enterprise value is $[***] or more but less than $[***], [***]% of the Restricted Stock Units which have not vested on the date of the consummation of such Change in Control shall immediately vest (and the remaining unvested Restricted Stock Units shall be automatically forfeited);
•
If the Company experiences a Change in Control and the enterprise value is $[***] or more but less than $[***], [***]% of the Restricted Stock Units which have not vested on the date of the consummation of such Change in Control shall immediately vest (and the remaining unvested Restricted Stock Units shall be automatically forfeited); or
•
If the Company experiences a Change in Control and the enterprise value is $[***] or more, [***]% of the Restricted Stock Units which have not vested on the date of the consummation of such Change in Control shall immediately vest.